UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020 (October 29, 2020)

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QUOTIENT LIMITED
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001‑36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-41-22-716-9800

n/a
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Ordinary Shares, nil par value	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Third Amended and Restated 2014 Plan

As further described in Item 5.07 of this current report on Form 8-K, on October 29, 2020, the shareholders of Quotient Limited ("we", "us" and "our" or the "Company") approved a third amendment and restatement of the Quotient Limited 2014 Stock Incentive Plan (as amended and restated, the “Third Amended and Restated 2014 Plan”), which reflects amendments to the Second Amended and Restated 2014 Stock Incentive Plan (the "2014 Plan") to (a) increase the number of ordinary shares authorized for issuance by 750,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive stock options by 750,000 shares, and (b) modify the "evergreen" provision, pursuant to which the aggregate number of shares authorized for issuance will be automatically increased each year beginning on April 1, 2021 by 0.75% of the number of ordinary shares issued and outstanding on the immediately preceding March 31, or such lesser number of shares as determined by the Board or the remuneration committee. A description of the Third Amended and Restated 2014 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 27, 2020 (the “Proxy Statement”) in the section entitled “Approval Of The Third Amended And Restated 2014 Plan, Which Reflects Amendments To The 2014 Plan To (A) Increase The Number Of Ordinary Shares Authorized For Issuance By 750,000 Shares And To Increase The Maximum Number Of Shares That May Be Issued Upon The Exercise Of Incentive Stock Options By 750,000 Shares, And (B) Modify The "Evergreen" Provision, Pursuant To Which The Aggregate Number Of Shares Authorized For Issuance Will Be Automatically Increased Each Year Beginning On April 1, 2021 By 0.75% Of The Number Of Ordinary Shares Issued And Outstanding On The Immediately Preceding March 31, Or Such Lesser Number Of Shares As Determined By Our Board Or The Remuneration Committee (Resolution 11),” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Third Amended and Restated 2014 Plan, a copy of which is attached to the Proxy Statement as Exhibit A and which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Share Option Grants Made to Certain Executive Officers

As disclosed in the Proxy Statement, the Company's remuneration committee previously recommended to the board of directors (the "Board") that the Company grant 20,000 option awards to Peter Buhler, our Chief Financial Officer, 20,000 option awards to Edward Farrell, our Chief Operating Officer, and 30,000 option awards to Jeremy Stackawitz, our Chief Commercial Officer (the "Option Awards"), contingent upon the adoption of the Third Amended and Restated 2014 Plan.  The Board subsequently approved the Option Awards and we granted the Option Awards on October 31, 2020.  Each Option Award will have an exercise price of $4.72, which is the closing sale price of the Company’s ordinary shares on The Nasdaq Global Market on the grant date. The Option Awards are subject to three year vesting, and will vest in equal installments on the first, second and third anniversary of the grant.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 29, 2020, the annual general meeting of shareholders (the "Annual Meeting") of the Company was held at which 69,147,426 of the Company’s ordinary shares were represented in person or by proxy, representing approximately 85.73 % of the Company’s issued and outstanding ordinary shares entitled to vote. At the Annual Meeting, resolutions were passed for (i) the re-election of eight directors of the Company, (ii) the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers, as described in the "Compensation Discussion and Analysis" section of the Proxy Statement, and the related compensation tables, notes and narrative discussion, (iii) the determination, on a non-binding, advisory basis, of the frequency of every year for future shareholder advisory votes to approve the compensation paid to our named executive officers, (iv) the approval of the Third Amended and Restated 2014 Plan, which reflects amendments to the 2014 Plan to (a) increase the number of ordinary shares authorized for issuance by 750,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive stock options by 750,000 shares, and (b) modify the "evergreen" provision, pursuant to which the aggregate number of shares authorized for issuance will be automatically increased each year beginning on April 1, 2021 by 0.75% of the number of ordinary shares issued and outstanding on the immediately preceding March 31, or such lesser number of shares as determined by the Board or the remuneration committee, and (v) the re-appointment of Ernst & Young LLP as auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders to be held in 2021, the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for purposes of the United States Securities law reporting for the fiscal year ending March 31, 2021, and the authorization of the directors to determine the fees to be paid to the auditors. These matters are described in more detail in the Proxy Statement.

The votes cast in respect of each resolution were as follows:

To re-elect eight members to the Board of Directors
Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Franz Walt	60,617,915	799,490	7,730,021
Isabelle Buckle	59,857,227	1,560,178	7,730,021
Frederick Hallsworth	59,998,574	1,418,831	7,730,021
Catherine Larue	59,858,080	1,559,325	7,730,021
Brian McDonough	57,930,482	3,486,923	7,730,021
Heino von Prondzynski	57,627,799	3,489,606	7,730,021
Zubeen Shroff	57,925,740	3,491,665	7,730,021
John Wilkerson	59,997,898	1,419,507	7,730,021
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Non-binding, advisory vote to approve the compensation paid to the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section of the Company’s proxy statement and the related compensation tables, notes and narrative discussion	50,999,568	9,888,397	529,440	7,730,021
	Votes for Every 1 year	Votes for Every 2 years	Votes for Every 3 years	Votes Abstained
Non-binding, advisory vote to determine the frequency of future advisory votes to approve the compensation paid to the Company’s named executed officers.	59,969,777	62,627	96,618	1,288,383
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

To approve the Third Amended and Restated 2014 Plan, which reflects amendments to the 2014 Plan to (a) increase the number of ordinary shares authorized for issuance by 750,000 shares and to increase the maximum number of shares that may be issued upon the exercise of incentive stock options by 750,000 shares and (b) modify the “evergreen” provision, pursuant to which the aggregate number of shares authorized for issuance will be automatically increased each year beginning on April 1, 2020 by 0.75% of the number of ordinary shares issued and outstanding on the immediately preceding March 31, or such lesser number of shares as determined by the Company’s Board of Directors or the remuneration committee

	35,622,318	25,272,089	522,998	7,730,021
	Votes For	Votes Against	Votes Abstained
To re-appoint Ernst & Young LLP as auditors to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders to be held in 2021, to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for purposes of the United States Securities law reporting for the fiscal year ending March 31, 2021, and to authorize the directors to determine the fees to be paid to the auditors	68,888,499	180,598	78,329

Consistent with the recommendation of the directors and the vote of the Company's shareholders, the Company has determined that future advisory votes to approve the compensation of the Company’s named executive officers will take place every year until the next advisory vote on the frequency of such votes, which will occur no later than the Company’s annual general meeting of shareholders to be held in 2026.

Item 9.01. Financial Statements and Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit	Description
10.1

Quotient Limited 2014 Stock Incentive Plan, as adopted on March 31, 2014, amended and restated on October 28, 2016, further amended and restated on October 31, 2018, and further amended and restated on October 29, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED
By:	/s/ Peter Buhler
Name: Peter Buhler
Title: Chief Financial Officer

Date: November 2, 2020